UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

GENIUS BRANDS INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 9401 Wilshire Boulevard #608 Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90212 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ITEM 3.02	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT. UNREGISTERED SALES OF EQUITY SECURITIES.

On May 14, 2014, Genius Brands International, Inc., a Nevada corporation (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”) pursuant to which the Company sold an aggregate of 6,000 shares of its newly designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”) at a price of $1,000 per share (the “Private Placement”) for gross proceeds to the Company of $6,000,000.   The closing of the Private Placement was subject to certain customary closing conditions and closed on May 15, 2014.

Each share of Series A Preferred Stock is convertible into shares of the Company’s common stock, par value $0.001 per share based on a conversion calculation equal to the Base Amount divided by the conversion price. The Base Amount is defined as the sum of (i) the aggregate stated value of the Series A Preferred Stock to be converted and (ii) all unpaid dividends thereon. The stated value of each share of the Series A Preferred Stock is $1,000 and the initial conversion price is $2.00 per share, subject to adjustment in the event of stock splits, dividends and recapitalizations. Additionally, in the event the Company issues shares of its common stock or common stock equivalents at a per share price that is lower than the conversion price then in effect, the conversion price shall be adjusted to such lower price, subject to certain exceptions. The Company is prohibited from effecting a conversion of the Series A Preferred Stock to the extent that as a result of such conversion, the Investor would beneficially own more than 9.99% (subject to waiver) in the aggregate of the issued and outstanding shares of the Company’s common stock, calculated immediately after giving effect to the issuance of shares of common stock upon conversion of the Series A Preferred Stock. The shares of Series A Preferred Stock bear no interest and shall not possess any voting rights.

Pursuant to the terms of the Purchase Agreement, beginning on the closing date of the Private Placement and ending on the sixty (60) trading day anniversary of the Applicable Date (as defined in the Purchase Agreement), the Company shall not issue any securities, subject to certain exceptions

The Company has agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “SEC”) covering all shares of common stock underlying the Series A Preferred Stock  within 30 days of the final closing of the Private Placement (the “Filing Date”) and to maintain the effectiveness of the registration statement until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 90 days of the closing of the Private Placement (or 120 days after such closing if the registration statement is subject to review by the SEC (the “Effectiveness Date”). The Company is obligated to pay to investors liquidated damages equal to 1.5% per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the Filing Date, (ii) following the Effectiveness Date that the registration statement has not been declared effective; and (iii) as otherwise set forth in the Registration Rights Agreement.

In connection with the Private Placement, investors holding a majority of the securities sold in the Company’s November 2013 and January 2014 private placement waived the Company’s registration rights obligations and any accrued liquidated damages associated therewith.

Chardan Capital Markets LLC acted as sole placement agent in the Private Placement in consideration for which Chardan received a cash fee of $535,000 and a warrant to purchase up to 300,000 shares of the Company’s common stock at an exercise price of $2.00 per share (the “Placement Agent Warrant”).

The Securities were sold and issued to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

The foregoing descriptions of the Private Placement, the Subscription Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, the form of Placement Agent Warrant, the form of Subscription Agreement and the form of Registration Rights Agreement, filed as Exhibits 3.1, 4.1, 10.1, and 10.2, respectively hereto and which are incorporated herein by reference.

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Item 7.01. Financial Statements and Exhibits.

The Company has periodically provided to certain of the Investors confidential information concerning the Company. The purpose of this filing is to publicly disseminate in accordance with Regulation FD the information provided to such Investors that has not previously been publicly release. Investors should place no reliance on the information contained herein or in the exhibits hereto. The attached Exhibit 99.1 reflects the versions of information previously provided and are believed to constitute all the material non-public disclosures referenced above, that have been provided to the Investors prior to the date of this Current Report. The Company has attached to this Current Report in order to disseminate all such information, the Company’s 2014-2017 forecast, which is attached as Exhibits 99.1 hereto.

The information in this Current Report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
4.1	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	2014-2017 Forecast

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: May 19, 2014	By: /s/ Andrew Heyward
Name: Andrew Heyward
Title: Chief Executive Officer

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